                                 EXHIBIT 99.31

                                PRELIMINARY SAMPLE                        [LOGO]
                                POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

HERE'S WHAT WE LIKE TO SEE:
THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100% (DENOMINATOR = CORRESPONDING AGGREGATE COLLATERAL POOL BALANCE)
FOR EXAMPLE, IF THE COLLATERAL MATICES ARE FOR GROUP II COLLATERAL, DENOMINATOR TO BE USED FOR ALL THE % SHOULD BE AS OF AGGREGATE
GROUP II COLLATERAL BALANCE)

FICO & DOCUMENTATION
--------------------------------------------------------------------------------------------------
FICO SCORE             FULL DOC   LIMITED DOC   STATED DOC    ALL DOCS   AVG PRIN BAL  CURRENT LTV
--------------------------------------------------------------------------------------------------
(50 increment)
0 - 499                       -            -            -            -              -           -
500-550                    7.62         0.09         1.53         9.24        171,118       74.91
551-600                   13.08         0.13         4.04        17.26        171,743       80.87
601-650                   23.26         0.60        12.83        36.69        184,261       83.68
651-700                   14.05         0.23        11.61        25.89        194,384        85.5
701-750                    3.98         0.09         3.77         7.83        211,244       83.77
751-800                    1.75         0.00         1.19         2.93        249,560       82.76
801-850                    0.04         0.00         0.12         0.16        143,419       78.85
TOTAL                     63.78         1.14        35.09       100.00        186,318       82.83
---------------------------------------------------------------------------------------------------


LTV & FICO
---------------------------------------------------------------------------------------------------------------------
CURRENT LTV          FICO NA   FICO 500-550   551-600      601-650     651-700     701-750      751-800    801-850
---------------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00             0.00           0.00      0.01         0.00        0.00        0.00         0.00       0.00
10.01-20                0.00           0.02      0.00         0.01        0.00        0.00         0.00       0.00
20.01-30                0.00           0.05      0.03         0.00        0.04        0.01         0.00       0.00
30.01-40                0.00           0.04      0.05         0.05        0.01        0.04         0.00       0.00
40.01-50                0.00           0.17      0.19         0.20        0.13        0.12         0.04       0.00
50.01-60                0.00           0.61      0.38         0.39        0.12        0.28         0.07       0.03
60.01-70                0.00           1.81      1.16         1.51        0.75        0.20         0.23       0.00
70.01-80                0.00           4.50      8.09        18.26       12.99        3.71         1.42       0.09
80.01-90                0.00           2.19      6.69         9.60        4.63        1.36         0.41       0.00
90.01-100               0.00           0.03      1.11         6.66        6.81        2.07         0.63       0.02
TOTAL                   0.00           9.42     17.71        36.67       25.47        7.79         2.80       0.15
---------------------------------------------------------------------------------------------------------------------


LTV & FICO
---------------------------------------------------------------------
CURRENT LTV          TOTAL    AVG PRIN BAL         WAC   GROSS MARGIN
---------------------------------------------------------------------
(10 increment)
..01 - 10.00           0.01          46,000       8.990          0.000
10.01-20              0.03          53,472       8.905          0.000
20.01-30              0.13          94,682       7.475          7.260
30.01-40              0.18          88,237       7.235          9.100
40.01-50              0.85         173,036       6.969          7.228
50.01-60              1.90         176,534       7.028          6.594
60.01-70              5.65         190,760       7.208          6.444
70.01-80             49.05         188,411       6.998          6.396
80.01-90             24.88         194,481       7.245          6.570
90.01-100            17.32         174,963       7.330          6.649
TOTAL               100.00         186,318       7.131          6.483
---------------------------------------------------------------------

PRIN BALANCE & FICO
-------------------------------------------------------------------------------------------------------------
PRIN BALANCE         FICO NA   FICO 500-550     551-600   601-650   651-700    701-750   751-800   801-850
-------------------------------------------------------------------------------------------------------------
(50,000 increments)
1 - 50,000              0.00           0.09        0.07      0.07      0.02       0.03      0.00      0.00
50,001 - 100,000        0.00           0.91        2.02      2.95      1.76       0.44      0.14      0.03
100,001 - 150,000       0.00           1.64        3.48      6.88      3.56       0.89      0.20      0.01
150,001 - 200,000       0.00           2.12        3.13      7.01      5.37       1.40      0.35      0.04
200,001 - 250,000       0.00           1.62        2.37      4.93      3.80       0.90      0.39      0.00
250,001 - 300,000       0.00           1.13        2.21      4.45      2.91       1.17      0.27      0.07
300,001 - 350,000       0.00           0.96        1.34      3.40      2.90       0.80      0.07      0.00
350,001 - 400,000       0.00           0.45        1.27      2.78      1.66       0.74      0.32      0.00
400,001 - 450,000       0.00           0.16        0.79      1.62      1.03       0.31      0.32      0.00
450,001 - 500,000       0.00           0.12        0.76      1.00      1.58       0.42      0.29      0.00
500,001 - 550,000       0.00           0.00        0.13      0.59      0.64       0.13      0.13      0.00
550,001 - 600,000       0.00           0.14        0.07      0.41      0.07       0.20      0.21      0.00
600,001 - 650,000       0.00           0.07        0.08      0.23      0.00       0.08      0.00      0.00
650,001 - 700,000       0.00           0.00        0.00      0.00      0.17       0.09      0.00      0.00
700,001 - 750,000       0.00           0.00        0.00      0.36      0.00       0.09      0.00      0.00
800,001 - 850,000       0.00           0.00        0.00      0.00      0.00       0.00      0.10      0.00
900,001 - 950,000       0.00           0.00        0.00      0.00      0.00       0.11      0.00      0.00
-------------------------------------------------------------------------------------------------------------
TOTAL                   0.00           9.42       17.71     36.67     25.47       7.79      2.80      0.15
-------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
PRIN BALANCE           TOTAL  CURRENT LTV         WAC   GROSS MARGIN
---------------------------------------------------------------------
(50,000 increments)
1 - 50,000              0.28        61.42       8.379          7.486
50,001 - 100,000        8.26        82.69       7.657          6.943
100,001 - 150,000      16.66        83.85       7.380          6.722
150,001 - 200,000      19.41        83.44       7.121          6.498
200,001 - 250,000      14.00        81.75       7.041          6.427
250,001 - 300,000      12.21        82.53       6.993          6.324
300,001 - 350,000       9.48        82.83       6.971          6.326
350,001 - 400,000       7.21        83.10       6.995          6.429
400,001 - 450,000       4.22        82.60       6.879          6.337
450,001 - 500,000       4.17        83.60       7.029          6.333
500,001 - 550,000       1.61        81.78       6.634          6.079
550,001 - 600,000       1.11        81.30       6.971          6.918
600,001 - 650,000       0.46        81.93       6.728          5.746
650,001 - 700,000       0.25        82.60       5.881          5.400
700,001 - 750,000       0.45        76.40       6.717          5.870
800,001 - 850,000       0.10        79.07       6.375          0.000
900,001 - 950,000       0.11        80.00       7.250          7.150
---------------------------------------------------------------------
TOTAL                 100.00        82.83       7.131          6.483
---------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
--------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY   FICOMNA   FICO 500-550   551-600  601-650  651-700   701-750   751-800   801-850
--------------------------------------------------------------------------------------------------------
(whatever increments)
0                       0.00           1.50      2.25     5.19     3.72      1.08      0.32      0.08
6                       0.00           0.00      0.02     0.02     0.00      0.00      0.00      0.00
12                      0.00           1.54      2.57     3.40     2.72      1.06      0.56      0.00
24                      0.00           2.16      4.27    10.74     7.40      2.39      0.76      0.03
36                      0.00           1.51      3.03     6.70     5.89      1.87      0.58      0.00
48                      0.00           0.00      0.01     0.08     0.02      0.00      0.00      0.00
60                      0.00           2.71      5.54    10.54     5.72      1.39      0.56      0.04
TOTAL                   0.00           9.42     17.71    36.67    25.47      7.79      2.80      0.15
--------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
PREPAYMENT PENALTY      TOTAL  CURRENT LTV      WAC    GROSS MARGIN    AVG PRIN BAL
-----------------------------------------------------------------------------------
(whatever increments)
0                       14.14        83.33    7.416            6.43      171,889.13
6                        0.04        81.89    8.113            8.34      108,383.88
12                      11.86        78.52    7.244            6.87      261,905.29
24                      27.75        83.26    6.973            6.40      181,518.51
36                      19.60        84.95    7.170            6.54      176,316.94
48                       0.10        75.61    7.213            0.00      121,797.02
60                      26.51        82.50    7.061            6.33      184,181.92
TOTAL                  100.00        82.83    7.131            6.48      186,317.56
-----------------------------------------------------------------------------------

MORTG RATES & FICO
--------------------------------------------------------------------------------------------------------
MORTG RATES          FICO NA    FICO 500-550   551-600  601-650  651-700   701-750   751-800  801-850
--------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000           0.00            0.00      0.00     0.05     0.09      0.01      0.00     0.00
5.001 - 5.500           0.00            0.00      0.02     0.22     0.29      0.12      0.24     0.00
5.501 - 6.000           0.00            0.02      0.57     2.91     2.29      1.24      0.28     0.03
6.001 - 6.500           0.00            0.15      2.32     6.22     4.45      2.37      0.60     0.08
6.501 - 7.000           0.00            1.04      4.71    10.74     9.00      2.27      1.00     0.00
7.001 - 7.500           0.00            1.25      3.32     7.42     5.32      1.05      0.40     0.01
7.501 - 8.000           0.00            2.95      3.81     6.26     2.81      0.55      0.20     0.01
8.001 - 8.500           0.00            1.37      1.53     1.86     0.60      0.12      0.02     0.01
8.501 - 9.000           0.00            1.59      0.99     0.67     0.49      0.05      0.04     0.00
9.001 - 9.500           0.00            0.49      0.15     0.20     0.07      0.01      0.00     0.00
9.501 - 10.000          0.00            0.38      0.12     0.08     0.05      0.00      0.01     0.00
10.001 - 10.500         0.00            0.05      0.11     0.00     0.01      0.00      0.00     0.00
10.501 - 11.000         0.00            0.11      0.04     0.02     0.00      0.00      0.00     0.00
11.001 - 11.500         0.00            0.02      0.01     0.00     0.00      0.00      0.00     0.00
11.501 - 12.000         0.00            0.00      0.01     0.01     0.00      0.00      0.00     0.00
12.001 - 12.500         0.00            0.01      0.00     0.00     0.00      0.00      0.00     0.00
TOTAL:                  0.00            9.42     17.71    36.67    25.47      7.79      2.80     0.15
--------------------------------------------------------------------------------------------------------


MORTG RATES & FICO
-------------------------------------------------------------------------------------
MORTG RATES            TOTAL    CURRENT LTV       WAC    GROSS MARGIN    AVG PRIN BAL
-------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000           0.14          79.38      4.99            4.67      234,325.54
5.001 - 5.500           0.89          77.05      5.39            5.13      241,461.58
5.501 - 6.000           7.34          79.52      5.88            5.34      243,878.69
6.001 - 6.500          16.19          80.87      6.35            5.83      221,201.74
6.501 - 7.000          28.76          83.02      6.82            6.32      200,646.70
7.001 - 7.500          18.77          83.96      7.32            6.67      178,517.83
7.501 - 8.000          16.59          84.60      7.80            7.12      167,172.47
8.001 - 8.500           5.52          84.35      8.30            7.71      152,285.10
8.501 - 9.000           3.82          82.98      8.81            8.00      140,693.97
9.001 - 9.500           0.92          83.44      9.33            7.72      114,400.21
9.501 - 10.000          0.65          80.23      9.79            7.77      107,803.56
10.001 - 10.500         0.17          79.79     10.31            8.14      104,120.39
10.501 - 11.000         0.17          77.08     10.90            8.62      118,586.60
11.001 - 11.500         0.04          66.08     11.50            8.03      101,173.05
11.501 - 12.000         0.02          67.05     11.88            8.50       53,313.41
12.001 - 12.500         0.01          78.13     12.50            0.00       49,961.21
TOTAL:                100.00          82.83      7.13            6.48      186,317.56
--------------------------------------------------------------------------------------

MORTG RATES & LTV
----------------------------------------------------------------------------------------------------------------------------
MORTG RATES           .01-10   10.01-20  20.01-30  30.01-40  40.01-50  50.01-60  60.01-70  70.01-80   80.01-90  90.01-100
----------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000           0.00       0.00      0.00      0.01      0.00      0.00      0.00      0.10       0.04       0.00
5.001 - 5.500           0.00       0.00      0.00      0.00      0.03      0.00      0.20      0.48       0.18       0.00
5.501 - 6.000           0.00       0.00      0.01      0.03      0.11      0.38      0.53      3.81       1.89       0.58
6.001 - 6.500           0.00       0.00      0.00      0.03      0.17      0.34      0.64     10.62       2.91       1.48
6.501 - 7.000           0.00       0.01      0.04      0.01      0.25      0.41      1.44     14.97       6.65       4.98
7.001 - 7.500           0.00       0.00      0.05      0.04      0.17      0.16      1.13      8.40       4.61       4.22
7.501 - 8.000           0.00       0.00      0.02      0.03      0.03      0.38      0.99      6.25       5.13       3.77
8.001 - 8.500           0.00       0.00      0.02      0.02      0.02      0.09      0.29      2.15       1.62       1.31
8.501 - 9.000           0.00       0.00      0.00      0.01      0.03      0.09      0.22      1.65       1.10       0.72
9.001 - 9.500           0.00       0.00      0.00      0.01      0.01      0.00      0.07      0.29       0.37       0.17
9.501 - 10.000          0.00       0.01      0.00      0.01      0.02      0.04      0.05      0.17       0.27       0.08
10.001 - 10.500         0.00       0.00      0.00      0.00      0.00      0.01      0.02      0.08       0.06       0.00
10.501 - 11.000         0.00       0.00      0.00      0.00      0.00      0.00      0.05      0.07       0.04       0.01
11.001 - 11.500         0.00       0.00      0.00      0.00      0.01      0.00      0.01      0.01       0.00       0.00
11.501 - 12.000         0.00       0.01      0.00      0.00      0.00      0.00      0.01      0.00       0.00       0.01
12.001 - 12.500         0.00       0.00      0.00      0.00      0.00      0.00      0.00      0.01       0.00       0.00
TOTAL:                  0.00       0.03      0.13      0.18      0.85      1.90      5.65     49.05      24.88      17.32
----------------------------------------------------------------------------------------------------------------------------
MORTG RATES & LTV
-----------------------------------------------------------------
MORTG RATES            TOTAL   AVG FICO  GROSS MARG  AVG PRIN BAL
-----------------------------------------------------------------
(50 bps increment)
4.501 - 5.000           0.14        650        4.67    234,325.54
5.001 - 5.500           0.89        694        5.13    241,461.58
5.501 - 6.000           7.34        662        5.34    243,878.69
6.001 - 6.500          16.19        652        5.83    221,201.74
6.501 - 7.000          28.76        643        6.32    200,646.70
7.001 - 7.500          18.77        632        6.67    178,517.83
7.501 - 8.000          16.59        610        7.12    167,172.47
8.001 - 8.500           5.52        595        7.71    152,285.10
8.501 - 9.000           3.82        578        8.00    140,693.97
9.001 - 9.500           0.92        567        7.72    114,400.21
9.501 - 10.000          0.65        565        7.77    107,803.56
10.001 - 10.500         0.17        561        8.14    104,120.39
10.501 - 11.000         0.17        555        8.62    118,586.60
11.001 - 11.500         0.04        536        8.03    101,173.05
11.501 - 12.000         0.02        607        8.50     53,313.41
12.001 - 12.500         0.01        509        0.00     49,961.21
TOTAL:                100.00        632        6.48    186,317.56
-----------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

HERE'S WHAT WE LIKE TO SEE:
THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100% (DENOMINATOR = CORRESPONDING AGGREGATE COLLATERAL POOL BALANCE)
FOR EXAMPLE, IF THE COLLATERAL MATICES ARE FOR GROUP II COLLATERAL, DENOMINATOR TO BE USED FOR ALL THE % SHOULD BE AS OF AGGREGATE
GROUP II COLLATERAL BALANCE)

FICO & DOCUMENTATION
----------------------------------------------------------------------------------------
FICO SCORE     FULL DOC  LIMITE DOCS  STATED DOCS   ALL DOCS   AVG PRIN BAL  CURRENT LTV
----------------------------------------------------------------------------------------
(50 increment)
0 - 499               -            -            -         -              -             -
500-550            8.60         0.05         1.04      9.68        152,742         75.36
551-600           13.60         0.05         3.75     17.40        160,946         79.02
601-650           25.28         0.50        10.14     35.91        175,926         83.12
651-700           15.63         0.25         9.46     25.34        183,194         86.14
701-750            5.41         0.06         3.49      8.97        205,395         84.46
751-800            1.92         0.00         0.74      2.66        219,207         80.91
801-850            0.00         0.00         0.02      0.02         84,153            80
TOTAL             70.45         0.91        28.64    100.00        175,407         82.48
----------------------------------------------------------------------------------------


LTV & FICO
--------------------------------------------------------------------------------------------
CURRENT LT     FICO NA   FICO 50   551-600   601-656   51-700   701-750   751-800   801-850
--------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00       0.00      0.00      0.01      0.00     0.00      0.00      0.00     0.00
10.01-20          0.00      0.05      0.00      0.03     0.00      0.00      0.00     0.00
20.01-30          0.00      0.09      0.06      0.00     0.04      0.01      0.00     0.00
30.01-40          0.00      0.08      0.10      0.10     0.02      0.08      0.00     0.00
40.01-50          0.00      0.13      0.32      0.39     0.23      0.27      0.10     0.00
50.01-60          0.00      0.57      0.59      0.56     0.18      0.24      0.15     0.00
60.01-70          0.00      1.65      1.93      2.41     0.96      0.40      0.16     0.00
70.01-80          0.00      4.26      7.22     14.59    10.42      2.89      1.21     0.02
80.01-90          0.00      2.93      6.75     10.55     4.98      2.07      0.41     0.00
90.01-100         0.00      0.02      0.91      7.42     7.94      2.94      0.57     0.00
TOTAL             0.00      9.78     17.88     36.05    24.77      8.89      2.60     0.02
--------------------------------------------------------------------------------------------


LTV & FICO
---------------------------------------------------------
CURRENT LT      TOTAL  AVG PRIN BAL     WAC  GROSS MARGIN
---------------------------------------------------------
(10 increment)
..01 - 10.00      0.01        46,000   8.990         0.000
10.01-20         0.07        53,472   8.905         0.000
20.01-30         0.20        91,142   7.336         0.000
30.01-40         0.39        89,891   7.144         0.000
40.01-50         1.45       178,656   6.616         0.000
50.01-60         2.29       162,959   6.901         0.000
60.01-70         7.50       182,903   7.155         0.000
70.01-80        40.63       179,343   7.029         0.000
80.01-90        27.69       177,936   7.316         0.000
90.01-100       19.79       169,465   7.410         0.000
TOTAL          100.00       175,407   7.187         0.000
---------------------------------------------------------

PRIN BALANCE & FICO
------------------------------------------------------------------------------------------------------
PRIN BALANCE     FICO NA   FICO 500-550   551-600   601-650   651-700   701-750    751-800   801-850
------------------------------------------------------------------------------------------------------
(50,000 increments)
1 - 50,000          0.00           0.17      0.12      0.10      0.03      0.07       0.00      0.00
50,001 - 1000.00    0.00           1.33      2.26      3.39      2.37      0.59       0.19      0.02
100,001 - 150.000   0.00           2.07      3.83      7.33      3.45      0.91       0.24      0.00
150,001 - 200.000   0.00           2.47      3.58      7.02      5.51      1.82       0.43      0.00
200,001 - 250.000   0.00           1.42      2.82      4.73      3.57      0.79       0.43      0.00
250,001 - 300.000   0.00           0.96      1.64      3.95      2.33      1.27       0.38      0.00
300,001 - 350.000   0.00           0.71      1.13      3.49      2.80      0.61       0.00      0.00
350,001 - 400.000   0.00           0.20      1.00      2.93      1.42      0.90       0.20      0.00
400,001 - 450.000   0.00           0.00      0.80      0.93      0.57      0.33       0.23      0.00
450,001 - 500.000   0.00           0.13      0.38      0.51      1.82      0.79       0.13      0.00
500,001 - 550.000   0.00           0.00      0.15      0.71      0.56      0.15       0.14      0.00
550,001 - 600.000   0.00           0.16      0.00      0.60      0.16      0.30       0.00      0.00
600,001 - 650.000   0.00           0.16      0.17      0.17      0.00      0.17       0.00      0.00
650,001 - 700.000   0.00           0.00      0.00      0.00      0.18      0.19       0.00      0.00
700,001 - 750.000   0.00           0.00      0.00      0.19      0.00      0.00       0.00      0.00
800,001 - 850.000   0.00           0.00      0.00      0.00      0.00      0.00       0.23      0.00
TOTAL       0.00    0.00           9.78     17.88     36.05     24.77      8.89       2.60      0.02
------------------------------------------------------------------------------------------------------


PRIN BALANCE & FICO
---------------------------------------------------------------------
PRIN BALANCE          TOTAL     CURRENT LTV     WAC      GROSS MARGIN
---------------------------------------------------------------------
(50,000 increments)
1 - 50,000             0.49           58.08    8.424            0.000
50,001 - 1000.00      10.17           82.44    7.821            0.000
100,001 - 150.000     17.84           84.05    7.476            0.000
150,001 - 200.000     20.82           83.38    7.195            0.000
200,001 - 250.000     13.77           80.24    7.044            0.000
250,001 - 300.000     10.54           82.23    7.038            0.000
300,001 - 350.000      8.73           82.55    7.007            0.000
350,001 - 400.000      6.65           82.20    6.810            0.000
400,001 - 450.000      2.86           82.59    6.830            0.000
450,001 - 500.000      3.76           83.37    6.845            0.000
500,001 - 550.000      1.71           80.07    6.569            0.000
550,001 - 600.000      1.22           83.46    6.517            0.000
600,001 - 650.000      0.67           81.64    6.985            0.000
650,001 - 700.000      0.37           79.32    5.996            0.000
700,001 - 750.000      0.19           95.00    8.125            0.000
800,001 - 850.000      0.23           79.07    6.375            0.000
TOTAL       0.00     100.00           82.48    7.187            0.000
---------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
-------------------------------------------------------------------------------------------------------
PREPAYMENT       FICO NA   FICO 500-550   551-600   601-650   651-700   701-750    751-800   801-850
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
(whatever increments)
0                   0.00           1.08      1.51      2.49      1.75      0.90       0.16      0.00
6                   0.00           0.00      0.00      0.03      0.00      0.00       0.00      0.00
12                  0.00           1.28      1.58      3.61      2.77      1.49       0.45      0.00
24                  0.00           0.40      0.52      1.68      1.95      0.57       0.35      0.00
36                  0.00           1.47      3.02      7.74      7.97      3.26       0.70      0.00
48                  0.00           0.00      0.03      0.17      0.04      0.00       0.00      0.00
60                  0.00           5.56     11.23     20.32     10.29      2.68       0.96      0.02
TOTAL               0.00           9.78     17.88     36.05     24.77      8.89       2.60      0.02
-------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY & FICO
---------------------------------------------------------------------------------
PREPAYMENT             TOTAL   CURRENT LTV     WAC    GROSS MARGIN  AVG PRIN BAL
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(whatever increments)
0                       7.89         83.76    7.66            0.00     132902.78
6                       0.03         85.00    7.89            0.00     123080.32
12                     11.19         74.63    7.19            0.00     237005.05
24                      5.46         83.98    6.90            0.00     184199.50
36                     24.15         85.92    7.24            0.00     161616.12
48                      0.23         75.61    7.21            0.00     121797.02
60                     51.06         82.25    7.12            0.00     180824.50
TOTAL                 100.00         82.48    7.19            0.00     175407.13
---------------------------------------------------------------------------------

MORTG RATES & FICO
-------------------------------------------------------------------------------------------------------
MORTG RATES         FICO NA   FICO 500-550   551-600   601-650   651-700   701-750  751-800   801-850
-------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          0.00           0.00      0.00      0.00      0.00      0.01     0.00      0.00
5.001 - 5.500          0.00           0.00      0.00      0.04      0.06      0.11     0.06      0.00
5.501 - 6.000          0.00           0.00      0.59      2.58      1.99      1.20     0.48      0.00
6.001 - 6.500          0.00           0.21      1.93      3.80      4.01      2.26     0.68      0.02
6.501 - 7.000          0.00           1.03      4.98     10.74      8.36      3.65     1.00      0.00
7.001 - 7.500          0.00           1.55      3.72      8.42      5.28      0.97     0.14      0.00
7.501 - 8.000          0.00           3.08      4.30      7.44      3.42      0.52     0.22      0.00
8.001 - 8.500          0.00           1.53      1.31      2.21      0.86      0.13     0.03      0.00
8.501 - 9.000          0.00           1.51      0.87      0.57      0.65      0.00     0.00      0.00
9.001 - 9.500          0.00           0.39      0.06      0.12      0.10      0.02     0.00      0.00
9.501 - 10.00          0.00           0.30      0.05      0.09      0.04      0.00     0.00      0.00
10.001 - 10.500        0.00           0.07      0.04      0.00      0.00      0.00     0.00      0.00
10.501 - 11.000        0.00           0.08      0.02      0.02      0.00      0.01     0.00      0.00
11.001 - 11.500        0.00           0.03      0.00      0.00      0.00      0.00     0.00      0.00
11.501 - 12.000        0.00           0.00      0.02      0.01      0.00      0.00     0.00      0.00
12.001 - 12.500        0.00           0.01      0.00      0.00      0.00      0.00     0.00      0.00
TOTAL:                 0.00           9.78     17.88     36.05     24.77      8.89     2.60      0.02
-------------------------------------------------------------------------------------------------------


MORTG RATES & FICO
-----------------------------------------------------------------------------
MORTG RATES         TOTAL  CURRENT LTV     WAC   GROSS MARGIN   AVG PRIN BAL
-----------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000         0.01       33.56    4.99           0.00       49757.73
5.001 - 5.500         0.27       65.13    5.45           0.00      199874.28
5.501 - 6.000         6.85       75.57    5.89           0.00      264638.04
6.001 - 6.500        12.91       78.91    6.35           0.00      232398.72
6.501 - 7.000        29.76       82.21    6.83           0.00      203612.69
7.001 - 7.500        20.08       84.05    7.33           0.00      169228.14
7.501 - 8.000        18.97       85.71    7.79           0.00      146827.18
8.001 - 8.500         6.06       85.55    8.29           0.00      135461.94
8.501 - 9.000         3.59       82.86    8.82           0.00      114696.41
9.001 - 9.500         0.69       82.39    9.35           0.00       88258.53
9.501 - 10.00         0.49       77.71    9.82           0.00       86902.59
10.001 - 10.500       0.11       76.89   10.37           0.00      106221.32
10.501 - 11.000       0.13       71.38   10.92           0.00       95905.54
11.001 - 11.500       0.03       79.20   11.50           0.00       98838.74
11.501 - 12.000       0.03       49.51   11.82           0.00       52178.09
12.001 - 12.500       0.01       78.13   12.50           0.00       49961.21
TOTAL:              100.00       82.48    7.19           0.00      175407.13
-----------------------------------------------------------------------------


MORTG RATES & LTV
-----------------------------------------------------------------------------------------------------------------------------
MORTG RATES          .01-10 10.01-20   20.01-30  30.01-40  40.01-50   50.01-60   60.01-70   70.01-80   80.01-90   90.01-100
-----------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          0.00     0.00       0.00      0.01      0.00       0.00       0.00       0.00       0.00        0.00
5.001 - 5.500          0.00     0.00       0.00      0.00      0.06       0.00       0.10       0.10       0.00        0.00
5.501 - 6.000          0.00     0.00       0.01      0.07      0.20       0.47       0.90       3.78       1.16        0.27
6.001 - 6.500          0.00     0.00       0.00      0.06      0.37       0.44       0.88       7.48       2.61        1.07
6.501 - 7.000          0.00     0.03       0.08      0.02      0.50       0.59       2.17      12.82       8.17        5.38
7.001 - 7.500          0.00     0.00       0.05      0.08      0.26       0.26       1.61       6.92       5.75        5.14
7.501 - 8.000          0.00     0.00       0.03      0.06      0.01       0.35       1.02       5.78       6.41        5.31
8.001 - 8.500          0.00     0.00       0.02      0.04      0.03       0.08       0.27       2.11       1.70        1.81
8.501 - 9.000          0.00     0.01       0.00      0.01      0.00       0.06       0.27       1.24       1.31        0.67
9.001 - 9.500          0.00     0.01       0.01      0.01      0.00       0.00       0.07       0.12       0.37        0.10
9.501 - 10.00          0.00     0.02       0.00      0.01      0.00       0.03       0.10       0.11       0.19        0.04
10.001 - 10.500        0.00     0.00       0.00      0.00      0.00       0.00       0.04       0.04       0.03        0.00
10.501 - 11.000        0.00     0.00       0.00      0.00      0.00       0.00       0.06       0.07       0.00        0.00
11.001 - 11.500        0.00     0.00       0.00      0.00      0.00       0.00       0.00       0.03       0.00        0.00
11.501 - 12.000        0.00     0.01       0.00      0.00      0.00       0.00       0.02       0.00       0.00        0.00
12.001 - 12.500        0.00     0.00       0.00      0.00      0.00       0.00       0.00       0.01       0.00        0.00
TOTAL:                 0.00     0.07       0.20      0.39      1.45       2.29       7.50      40.63      27.69       19.79
-----------------------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
---------------------------------------------------------------------
MORTG RATES          TOTAL     AVG FICO   GROSS MARGIN   AVG PRIN BAL
---------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          0.01         730            0.0        49757.7
5.001 - 5.500          0.27         712            0.0       199874.3
5.501 - 6.000          6.85         666            0.0       264638.0
6.001 - 6.500         12.91         658            0.0       232398.7
6.501 - 7.000         29.76         645            0.0       203612.7
7.001 - 7.500         20.08         626            0.0       169228.1
7.501 - 8.000         18.97         612            0.0       146827.2
8.001 - 8.500          6.06         601            0.0       135461.9
8.501 - 9.000          3.59         576            0.0       114696.4
9.001 - 9.500          0.69         575            0.0        88258.5
9.501 - 10.00          0.49         567            0.0        86902.6
10.001 - 10.500        0.11         545            0.0       106221.3
10.501 - 11.000        0.13         565            0.0        95905.5
11.001 - 11.500        0.03         505            0.0        98838.7
11.501 - 12.000        0.03         592            0.0        52178.1
12.001 - 12.500        0.01         509            0.0        49961.2
TOTAL:               100.00         632            0.0       175407.1
---------------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

HERE'S WHAT WE LIKE TO SEE:
THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100% (DENOMINATOR = CORRESPONDING AGGREGATE COLLATERAL POOL BALANCE) FOR EXAMPLE, IF THE
COLLATERAL MATICES ARE FOR GROUP II COLLATERAL, DENOMINATOR TO BE USED FOR ALL THE % SHOULD BE AS OF AGGREGATE GROUP II COLLATERAL
BALANCE)

FICO & DOCUMENTATION
----------------------------------------------------------------------------------------------
FICO SCORE      FULL DOC   LIMITED DOC    STATED DOC     ALL DOCS  AVG PRIN BAL    CURRENT LTV
----------------------------------------------------------------------------------------------
(50 increment)
0 - 499                -             -             -            -             -              -
500-550             6.80          0.13          1.94         8.87        192,081          74.5
551-600            12.65          0.21          4.28        17.14        182,052         82.43
601-650            21.59          0.68         15.08        37.34        191,514         84.12
651-700            12.73          0.21         13.40        26.34        204,368         84.99
701-750             2.79          0.10          3.99         6.89        217,964         83.02
751-800             1.60          0.00          1.56         3.16        276,342         84.05
801-850             0.07          0.00          0.20         0.27        150,827         78.77
TOTAL              58.23          1.32         40.44       100.00        196,474         83.11
----------------------------------------------------------------------------------------------

LTV & FICO
---------------------------------------------------------------------------------------------------------------
CURRENT LTV       FICO NA     FICO 500    551-600     601-650     651-700     701-750     751-800     801-850
---------------------------------------------------------------------------------------------------------------
(10 increment)
..01 - 10.00             -            -          -           -           -           -           -           -
10.01-20                -            -          -           -           -           -           -           -
20.01-30             0.00         0.02       0.01        0.00        0.04        0.00        0.00        0.00
30.01-40             0.00         0.00       0.01        0.00        0.00        0.00        0.00        0.00
40.01-50             0.00         0.20       0.08        0.04        0.04        0.00        0.00        0.00
50.01-60             0.00         0.65       0.22        0.26        0.08        0.32        0.00        0.06
60.01-70             0.00         1.94       0.52        0.76        0.57        0.04        0.29        0.00
70.01-80             0.00         4.69       8.82       21.30       15.11        4.40        1.58        0.15
80.01-90             0.00         1.58       6.63        8.80        4.34        0.78        0.41        0.00
90.01-100            0.00         0.04       1.27        6.02        5.87        1.34        0.68        0.05
TOTAL                0.00         9.11      17.56       37.18       26.05        6.88        2.95        0.26
---------------------------------------------------------------------------------------------------------------
LTV & FICO
------------------------------------------------------------------
CURRENT LTV         TOTAL       AVG PRIN       WAC    GROSS MARGIN
------------------------------------------------------------------
(10 increment)
..01 - 10.00             -              -         -               -
10.01-20                -              -         -               -
20.01-30             0.07     104,120.25     7.802           7.260
30.01-40             0.01      61,764.72     9.350           9.100
40.01-50             0.35     156,173.02     8.184           7.228
50.01-60             1.58     196,142.99     7.180           6.594
60.01-70             4.12     204,029.66     7.289           6.444
70.01-80            56.05     194,329.73     6.979           6.396
80.01-90            22.54     214,878.73     7.172           6.570
90.01-100           15.28     181,293.99     7.245           6.649
TOTAL              100.00     196,473.72     7.084           6.483
--------------------------------------------------------------------

PRIN BALANCE & FICO
-----------------------------------------------------------------------------------------------------------------
PRIN BALANCE        FICO NA     FICO 500    551-600     601-650     651-700     701-750     751-800     801-850
-----------------------------------------------------------------------------------------------------------------
(50,000 increments)
1 - 50,000             0.00         0.02       0.03        0.04        0.02        0.00        0.00        0.00
50,001 - 100,000       0.00         0.56       1.82        2.59        1.26        0.32        0.10        0.04
100,001 - 150,000      0.00         1.28       3.18        6.50        3.65        0.86        0.17        0.02
150,001 - 200,000      0.00         1.82       2.75        7.01        5.25        1.05        0.28        0.07
200,001 - 250,000      0.00         1.79       1.99        5.09        3.99        0.99        0.35        0.00
250,001 - 300,000      0.00         1.27       2.69        4.86        3.39        1.09        0.18        0.13
300,001 - 350,000      0.00         1.17       1.52        3.34        2.99        0.96        0.14        0.00
350,001 - 400,000      0.00         0.66       1.49        2.66        1.85        0.60        0.42        0.00
400,001 - 450,000      0.00         0.29       0.77        2.18        1.41        0.29        0.39        0.00
450,001 - 500,000      0.00         0.11       1.08        1.41        1.38        0.11        0.43        0.00
500,001 - 550,000      0.00         0.00       0.11        0.48        0.70        0.11        0.11        0.00
550,001 - 600,000      0.00         0.13       0.13        0.25        0.00        0.12        0.39        0.00
600,001 - 650,000      0.00         0.00       0.00        0.28        0.00        0.00        0.00        0.00
650,001 - 700,000      0.00         0.00       0.00        0.00        0.15        0.00        0.00        0.00
700,001 - 750,000      0.00         0.00       0.00        0.50        0.00        0.17        0.00        0.00
900,001 - 950,000      0.00         0.00       0.00        0.00        0.00        0.21        0.00        0.00
TOTAL                  0.00         9.11      17.56       37.18       26.05        6.88        2.95        0.26
-----------------------------------------------------------------------------------------------------------------
PRIN BALANCE & FICO
-----------------------------------------------------------------
PRIN BALANCE         TOTAL   CURRENT LTV      WAC    GROSS MARGIN
-----------------------------------------------------------------
(50,000 increments)
1 - 50,000            0.11         73.65    8.214           7.486
50,001 - 100,000      6.68         83.01    7.450           6.943
100,001 - 150,000    15.68         83.66    7.289           6.722
150,001 - 200,000    18.23         83.51    7.050           6.498
200,001 - 250,000    14.19         82.96    7.038           6.427
250,001 - 300,000    13.61         82.72    6.964           6.324
300,001 - 350,000    10.10         83.04    6.945           6.326
350,001 - 400,000     7.68         83.75    7.127           6.429
400,001 - 450,000     5.35         82.60    6.901           6.337
450,001 - 500,000     4.51         83.76    7.156           6.333
500,001 - 550,000     1.53         83.37    6.694           6.079
550,001 - 600,000     1.03         79.17    7.419           6.918
600,001 - 650,000     0.28         82.49    6.222           5.746
650,001 - 700,000     0.15         89.21    5.650           5.400
700,001 - 750,000     0.66         71.93    6.379           5.870
900,001 - 950,000     0.21         80.00    7.250           7.150
TOTAL               100.00         83.11    7.084           6.483
------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
--------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY       FICO NA    FICO 500-550    551-600    601-650    651-700    701-750    751-800    801-850
--------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                           0.00            1.84       2.87       7.43       5.36       1.22       0.46       0.14
6                           0.00            0.00       0.05       0.00       0.00       0.00       0.00       0.00
12                          0.00            1.76       3.40       3.23       2.68       0.70       0.66       0.00
24                          0.00            3.62       7.38      18.27      11.92       3.91       1.11       0.06
36                          0.00            1.55       3.05       5.84       4.16       0.72       0.49       0.00
60                          0.00            0.34       0.82       2.42       1.93       0.32       0.23       0.06
TOTAL                       0.00            9.11      17.56      37.18      26.05       6.88       2.95       0.26
--------------------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY & FICO
------------------------------------------------------------------------------------
PREPAYMENT PENALTY        TOTAL   CURRENT LTC      WAC   GROSS MARGIN   AVG PRIN BAL
------------------------------------------------------------------------------------
(whatever increments)
0                         19.33         83.19    7.335          6.425     190,864.78
6                          0.05         80.00    8.248          8.335     101,035.66
12                        12.42         81.42    7.286          6.874     284,251.65
24                        46.27         83.19    6.981          6.400     181,259.59
36                        15.81         83.71    7.084          6.543     199,323.30
60                         6.11         84.23    6.659          6.327     211,431.67
TOTAL                    100.00         83.11    7.084          6.483     196,473.72
------------------------------------------------------------------------------------


MORTG RATES & FICO
----------------------------------------------------------------------------------------------------------------
MORTG RATES          FICO NA    FICO 500-550    551-600    601-650    651-700    701-750    751-800    801-850
----------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000           0.00            0.00       0.00       0.09       0.16       0.00       0.00       0.00
5.001 - 5.500           0.00            0.00       0.04       0.36       0.49       0.13       0.39       0.00
5.501 - 6.000           0.00            0.04       0.55       3.18       2.54       1.27       0.11       0.06
6.001 - 6.500           0.00            0.09       2.65       8.22       4.81       2.47       0.54       0.14
6.501 - 7.000           0.00            1.05       4.48      10.74       9.52       1.13       1.00       0.00
7.001 - 7.500           0.00            1.00       2.98       6.58       5.35       1.12       0.62       0.02
7.501 - 8.000           0.00            2.84       3.41       5.29       2.30       0.57       0.19       0.02
8.001 - 8.500           0.00            1.23       1.72       1.58       0.39       0.11       0.01       0.02
8.501 - 9.000           0.00            1.65       1.09       0.76       0.36       0.08       0.07       0.00
9.001 - 9.500           0.00            0.57       0.23       0.27       0.05       0.00       0.00       0.00
9.501 - 10.00           0.00            0.45       0.18       0.07       0.06       0.00       0.02       0.00
10.001 - 10.500         0.00            0.04       0.16       0.00       0.02       0.00       0.00       0.00
10.501 - 11.000         0.00            0.13       0.06       0.02       0.00       0.00       0.00       0.00
11.001 - 11.500         0.00            0.02       0.02       0.00       0.00       0.00       0.00       0.00
11.501 - 12.000         0.00            0.00       0.00       0.01       0.00       0.00       0.00       0.00
TOTAL:                  0.00            9.11      17.56      37.18      26.05       6.88       2.95       0.26
----------------------------------------------------------------------------------------------------------------
MORTG RATES & FICO
----------------------------------------------------------------------------------
MORTG RATES           TOTAL    CURRENT LTV      WAC   GROSS MARGIN    AVG PRIN BAL
----------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000          0.25          81.42    4.990          4.669      280,467.49
5.001 - 5.500          1.40          78.96    5.381          5.130      249,779.03
5.501 - 6.000          7.75          82.43    5.872          5.341      230,592.70
6.001 - 6.500         18.92          81.99    6.347          5.831      215,317.61
6.501 - 7.000         27.93          83.73    6.809          6.317      198,090.95
7.001 - 7.500         17.68          83.88    7.309          6.668      188,273.12
7.501 - 8.000         14.62          83.39    7.802          7.119      196,526.06
8.001 - 8.500          5.06          83.15    8.316          7.707      173,766.98
8.501 - 9.000          4.02          83.06    8.799          7.997      169,144.13
9.001 - 9.500          1.12          83.98    9.320          7.715      134,889.64
9.501 - 10.00          0.77          81.56    9.779          7.772      123,479.29
10.001 - 10.500        0.21          81.12   10.283          8.139      103,186.64
10.501 - 11.000        0.21          79.98   10.895          8.624      134,787.36
11.001 - 11.500        0.05          59.74   11.495          8.026      102,340.21
11.501 - 12.000        0.01         100.00   11.990          8.500       55,584.06
TOTAL:               100.00          83.11    7.084          6.483      196,473.72
----------------------------------------------------------------------------------

MORTG RATES & LTV
-------------------------------------------------------------------------------------------------------------------------------
MORTG RATES   .      01-10   10.01-20   20.01-30   30.01-40   40.01-50   50.01-60   60.01-70   70.01-80   80.01-90   90.01-10
-------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000         0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.18       0.07       0.00
5.001 - 5.500         0.00       0.00       0.00       0.00       0.00       0.00       0.28       0.78       0.34       0.00
5.501 - 6.000         0.00       0.00       0.00       0.00       0.04       0.31       0.23       3.84       2.49       0.84
6.001 - 6.500         0.00       0.00       0.00       0.00       0.00       0.25       0.44      13.24       3.17       1.82
6.501 - 7.000         0.00       0.00       0.00       0.00       0.04       0.26       0.83      16.75       5.39       4.65
7.001 - 7.500         0.00       0.00       0.04       0.00       0.09       0.09       0.73       9.63       3.66       3.45
7.501 - 8.000         0.00       0.00       0.01       0.00       0.04       0.41       0.96       6.64       4.08       2.49
8.001 - 8.500         0.00       0.00       0.02       0.00       0.01       0.10       0.31       2.19       1.55       0.89
8.501 - 9.000         0.00       0.00       0.00       0.00       0.06       0.10       0.18       1.99       0.92       0.77
9.001 - 9.500         0.00       0.00       0.00       0.01       0.02       0.00       0.06       0.42       0.38       0.22
9.501 - 10.00         0.00       0.00       0.00       0.00       0.04       0.06       0.02       0.22       0.33       0.11
10.001 - 10.500       0.00       0.00       0.00       0.00       0.00       0.02       0.00       0.11       0.08       0.00
10.501 - 11.000       0.00       0.00       0.00       0.00       0.00       0.00       0.04       0.07       0.08       0.02
11.001 - 11.500       0.00       0.00       0.00       0.00       0.02       0.00       0.02       0.00       0.00       0.00
11.501 - 12.000       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.01
TOTAL:                0.00       0.00       0.07       0.01       0.35       1.58       4.12      56.05      22.54      15.28
-------------------------------------------------------------------------------------------------------------------------------


MORTG RATES & LTV
------------------------------------------------------------------
MORTG RATES   .      TOTAL   AVG FICO  GROSS MARGIN   AVG PRIN BAL
------------------------------------------------------------------
(50 bps increment)
4.501 - 5.000         0.25        647         4.669     280,467.49
5.001 - 5.500         1.40        691         5.130     249,779.03
5.501 - 6.000         7.75        659         5.341     230,592.70
6.001 - 6.500        18.92        649         5.831     215,317.61
6.501 - 7.000        27.93        640         6.317     198,090.95
7.001 - 7.500        17.68        638         6.668     188,273.12
7.501 - 8.000        14.62        608         7.119     196,526.06
8.001 - 8.500         5.06        588         7.707     173,766.98
8.501 - 9.000         4.02        580         7.997     169,144.13
9.001 - 9.500         1.12        563         7.715     134,889.64
9.501 - 10.00         0.77        564         7.772     123,479.29
10.001 - 10.500       0.21        569         8.139     103,186.64
10.501 - 11.000       0.21        549         8.624     134,787.36
11.001 - 11.500       0.05        552         8.026     102,340.21
11.501 - 12.000       0.01        634         8.500      55,584.06
TOTAL:              100.00        632         6.483     196,473.72
------------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.